www.ironmountain.com Supplemental Financial Information Third Quarter 2017 Unaudited

www.ironmountain.com Selected metric definitions are available in the Appendix Safe Harbor Statement 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations such as 2017, guidance, and statements about our investment goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to complete acquisitions on satisfactory terms and to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our capital expenditures and our ability to invest in accordance with plan; (x) changes in the cost of our debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO NAREIT”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

www.ironmountain.com Selected metric definitions are available in the Appendix All figures except per share and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Table of Contents 3 Investor Relations Contacts: Faten Freiha, 617-535-8404 Director, Investor Relations faten.freiha@ironmountain.com Melissa Marsden, 617-535-8595 Senior Vice President, Investor Relations melissa.marsden@ironmountain.com Section I - Company Profile 4 Section II - Financial Highlights and Guidance 5 - 6 Section III - Operating Metrics 7 - 11 Section IV - Balance Sheets, Statements of Operations and Reconciliations 12 - 19 Section V - Storage Net Operating Income and EBITDA, and Service Business EBITDA 20 - 22 Section VI - Real Estate Metrics 23 - 28 Section VII - Debt Schedule and Capitalization 29 - 30 Section VIII - Capital Expenditures and Investments 31 - 33 Section IX - Components of Value 34 Section X - Appendix and Definitions 35 - 44

IRON MOUNTAIN®
Company Profile

Iron Mountain is a global leader in enterprise storage with a high-return, real estate-based business model, yielding annualized revenue of approximately $3.9 billion. The company provides storage and information management services to a high-quality, diversified customer base across numerous industries and government organizations. As of 9/30/17, Iron Mountain served more than 230,000 customers, including approximately 95% of the Fortune 1000, and no single customer accounted for more than 1% of revenues, or 2% of volume. Iron Mountain provides storage and information management services in 53 countries on six continents, storing approximately 680 million cubic feet of records in a portfolio of more than 1,400 facilities totaling more than 85 million square feet of space. The company employs more than 24,000 people.

Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by consistent storage rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental financial characteristic provides stability through economic cycles.

Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there remains a large un-vended opportunity that can support sustained storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are in early stages of outsourcing their storage of physical documents.

Strong Track Record of Storage Rental Revenue Growth


$2,143M
27-year Compound Annual Growth Rate 16.5%
'89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

Countries Served



Diversification of Total Revenues

(YTD 9/30/2017)


Region
18%
8%
7%
67%
North America
Europe(1)
Latin America
Asia
Mix
38%
62%
Storage
Service
Product
14%
10%
11%
66%
Records Mgmt
Data Protection
Shredding
Other(2)

(1) Includes South Africa and United Arab Emirates.
(2) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
4

IRON MOUNTAIN®

Financial Highlights

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Storage Rental	$576,465	$601,091	4.3%	$1,576,358	$1,763,609	11.9%
Service	366,357	364,570	(0.5%)	1,000,902	1,090,734	9.0%
Total Revenues	**$942,822**	**$965,661**	**2.4%**	**$2,577,260**	**$2,854,343**	**10.8%**
Gross Profit	$513,014	$547,334	6.7%	$1,425,698	$1,595,025	11.9%
Gross Margin	54.4%	56.7%	230 bps	55.3%	55.9%	60 bps
Gross Profit	$513,014	$547,334	6.7%	$1,425,698	$1,595,025	11.9%
Less: Recall Costs included in Cost of Sales	4,457	3,059	(31.4%)	4,788	16,019	n/a
Adjusted Gross Profit	$517,471	$550,393	6.4%	$1,430,486	$1,611,044	12.6%
Adjusted Gross Profit Margin	54.9%	57.0%	210 bps	55.5%	56.4%	90 bps
Adjusted Storage and Service Profit and Margin						
Adjusted Storage Gross Profit	$425,361	$448,254	5.4%	$1,181,186	$1,319,973	11.7%
Adjusted Storage Gross Margin	73.8%	74.6%	80 bps	74.9%	74.8%	-10 bps
Adjsuted Service Gross Profit	$92,110	$102,139	10.9%	$249,300	$291,071	16.8%
Adjusted Service Gross Margin	25.1%	28.0%	290 bps	24.9%	26.7%	180 bps
Storage Net Operating Income (NOI)[1]	$470,476	$500,218	6.3%	$1,290,931	$1,461,440	13.2%
SG&A Costs	$252,944	$242,357	(4.2%)	$737,787	$719,968	(2.4%)
Less: Recall Costs Included in SG&A	$29,676	$14,988	(49.5%)	$98,084	$42,576	(56.6%)
Adjusted SG&A Costs	$223,268	$227,369	1.8%	$639,703	$677,392	5.9%
Adjusted SG&A as a % of Revenue	23.7%	23.5%	-20 bps	24.8%	23.7%	-110 bps
Income (Loss) from Continuing Operations	$5,759	$25,382	n/a	$54,080	$167,374	n/a
Adjusted EBITDA	$294,203	$323,024	9.8%	$790,783	$933,652	18.1%
Adjusted EBITDA Margin	31.2%	33.5%	230 bps	30.7%	32.7%	200 bps
Reported EPS - Fully Diluted from Continuing Operations	$0.02	$0.10	n/a	$0.22	$0.62	n/a
Adjusted EPS	$0.27	$0.31	14.8%	$0.80	$0.85	6.3%
Net Income (Loss)	$7,800	$24,324	n/a	$57,708	$163,953	n/a
AFFO[2]	$176,347	$210,108	19.1%	$499,391	$598,126	19.8%
Ordinary Dividends per Share	$0.485	$0.550	13.4%	$1.455	$1.651	13.5%
Weighted Average Fully-diluted Shares Outstanding	264,502	266,139	0.6%	241,520	265,293	9.8%

(1) Please see slide 21 for Storage Net Operating Income reconciliation.
(2) Q3 2016 AFFO has been revised to reflect the new AFFO definition introduced in the Q4 2016 Supplemental Financial Information.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

5

IRON MOUNTAIN®

2017 Guidance Summary[1]

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

Financial Performance Outlook
$MM (except per share items)

	R$ 2017 Guidance[2]	2017 % Change YOY
Revenue	$3,750 - $3,840	8% - 10%
Adjusted EBITDA	$1,250 -$1,280	16% - 19%
Adjusted EPS	$1.15 - $1.25	8% - 18%
AFFO[3]	$715 - $760	8% - 15%

Note:
2017 Guidance assumes:

- Maintenance CapEx and non-real estate investment of ~$150mm
- Acquisition of FORTRUST datacenter of ~$130mm (~$55mm of cash consideration)
- Business and acquisitions of customer relationships of ~$210mm
- Assumes internal storage rental revenue growth of 3.0% to 3.5%
- Assumes full year weighted average shares outstanding of 266mm

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.
(2) R$ results expected to be consistent with C$ ranges.
(3) AFFO 2017 Guidance excludes capital expenditures associated with the integration of Recall.

www.ironmountain.com Selected metric definitions are available in the Appendix 6

www.ironmountain.com Selected metric definitions are available in the Appendix Year-over-Year Revenue Growth 7 Service Storage Rental 18.1% 81.9% Service Storage Rental YTD 2017 Revenue YTD 2017 Gross Profit Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n X Se ct io n III Se ct io n II Se ct io n I Revenue Growth Rates Reported 4.3% (0.5)% 2.4% 11.9% 9.0% 10.8% Less: Impact of FX Rate Changes and Adjustments 1.1% 1.1% 1.0% 0.0% 0.1% 0.0% Constant Currency 3.2% (1.6)% 1.4% 11.9% 8.9% 10.8% Less: Impact of Acquisitions and Dispositions (0.3)% (1.4)% (0.6)% 8.1% 9.2% 8.6% Internal Revenue Growth Rate 3.5% (0.2)% 2.0% 3.8% (0.3)% 2.2% Q3 2017 YTD 2017 Storage Rental Revenue Service Revenue Total Revenue Storage Rental Revenue Service Revenue Total Revenue 38.2% 61.8%

www.ironmountain.com Selected metric definitions are available in the Appendix Records Management Volume Growth 8 -4.6% -4.8% -4.8% -4.9% -5.0% -5.0% -4.1% -3.9% -2.1% -2.0% -2.1% -2.2% -2.3% -2.4% -2.1% -2.1% 5.8% 5.8% 6.0% 6.2% 6.3% 6.4% 5.2% 5.0% 2.5% 2.6% 2.6% 2.7% 2.8% 3.0% 2.4% 2.3% 0.1% 1.6% 25.9% Q1-16 3.2% Q4-15 1.0% Q1-17 25.0% 23.1% Q4-16 26.3% 24.6% 2.3% 0.7% Q3-16 29.2% 27.4% Q2-16 27.6% Q3-17 Q2-17 2.4% 1.4% Outperm/Terms Destructions New Volume from Existing Customers New Sales Business Acquisitions / Dispositions Total Iron Mountain (680 CuFt MM) North America (418 CuFt MM) (3) (1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments in IRM’s legacy Australian business. (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. 24.6% 14.0% 61.5% Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n X (2) Se ct io n III Se ct io n II Se ct io n I -1.5% -5.1% 5.2% 1.9% 11.4% Q2-16 11.6% -1.6% -5.1% -1.5% -5.1% 5.0% 1.6% 10.5% Q3-16 Q3-17 0.1% 1.2% -1.8% -4.8% 5.0% Q1-17 5.0% 1.9% 10.7% Q4-16 10.6% 5.1% 1.7% 11.5% Q1-16 0.5% -1.7% -5.0% 5.0% 1.8% 0.3% Q4-15 1.0% 0.3% 0.3% -1.5% -4.4% 4.2% 1.6% 11.0% -1.6% 1.8% -5.0% 11.8% -1.5% -4.3% 4.0% 1.6% 0.3% Q2-17 24.6% 14.0% 61.5% Other International Western Europe North America Percentage of Total Cubic Volume at 9/30/17 1.6% 1.6% 1.7% 1.8% 1.7% 1.9% 1.4% 1.3% Internal Growth % (1) (1)

IRON MOUNTAIN

Records Management Volume Growth

Western Europe (95 CuFt MM)


Q4-15
3.1%
4.5%
5.1%
-4.4%
-2.1%
Q1-16
3.0%
4.4%
5.0%
-4.1%
-2.3%
Q2-16
37.8%
34.1%
4.8%
5.5%
-3.9%
-2.6%
Q3-16
49.3%
46.1%
4.4%
5.8%
-4.3%
-2.7%
Q4-16
48.4%
45.7%
4.9%
6.3%
-5.8%
-2.7%
Q1-17
49.2%
45.5%
5.7%
6.9%
-6.2%
-2.6%
Q2-17(1)
11.7%
9.2%
4.3%
5.1%
-4.8%
-2.1%
Q3-17
2.0%
4.0%
4.7%
-4.4%
-2.3%

Percentage of Total Cubic Volume at 9/30/17


14.0%
24.6%
61.5%

Other International (167 CuFt MM)


Q4-15
6.0%
4.0%
9.5%
-4.2%
-3.2%
Q1-16
14.6%
8.2%
4.5%
9.5%
-4.2%
-3.3%
Q2-16
87.0%
80.2%
4.8%
9.9%
-4.3%
-3.7%
Q3-16
86.9%
80.4%
5.2%
10.5%
-4.6%
-4.5%
Q4-16
75.1%
67.5%
5.9%
11.4%
-4.4%
-5.3%
Q1-17
61.7%
54.6%
5.4%
11.2%
-4.2%
-5.3%
Q2-17(1)
3.0%
3.3%
7.6%
-1.4%
-2.8%
-3.6%
Q3-17
4.3%
3.0%
7.7%
-0.2%
-2.7%
-3.5%


14.0%
24.6%
61.5%

Business Acquisitions/ Dispositions[2] | New Sales[3] | New Volume from Existing Customers | Destructions | Outperm/Terms

(1) Q2-17 cube growth has been adjusted to reflect required regulatory divestments in IRM's legacy Australian business.
(2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business.
(3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
9

IRON MOUNTAIN
Quarterly Operating Performance

By Reporting Segment	Q3 Results: Q3 2016	Q3 2017	% Growth: Reported	- Impact of FX Rate Changes and Adjustments	= Constant Currency	- Impact of Acquisitions and Dispositions	= Internal Growth
NA Records and Information Management Business							
Storage Rental	$298,049	$308,822	3.6%	0.4%	3.2%	(0.3)%	3.5%
Service	201,928	204,745	1.4%	0.5%	0.9%	(0.1)%	1.0%
Total Revenues	$499,977	$513,567	2.7%	0.4%	2.3%	(0.2)%	2.5%
Adjusted EBITDA	199,559	224,882					
Adjusted EBITDA Margin	39.9%	43.8%					
NA Data Management Business							
Storage Rental	$72,612	$74,723	2.9%	0.3%	2.6%	0.0%	2.6%
Service	34,865	32,263	(7.5)%	0.2%	(7.7)%	0.0%	(7.7)%
Total Revenues	$107,477	$106,986	(0.5)%	0.2%	(0.7)%	0.0%	(0.7)%
Adjusted EBITDA	59,714	56,800					
Adjusted EBITDA Margin	55.6%	53.1%					
Western European Business							
Storage Rental	$74,534	$78,012	4.7%	2.4%	2.3%	0.0%	2.3%
Service	48,251	50,070	3.8%	2.6%	1.2%	0.0%	1.2%
Total Revenues	$122,785	$128,082	4.3%	2.4%	1.9%	0.0%	1.9%
Adjusted EBITDA	37,546	43,464					
Adjusted EBITDA Margin	30.6%	33.9%					
Other International Business							
Storage Rental	$119,881	$125,903	5.0%	2.5%	2.5%	(2.5)%	5.0%
Service	77,203	73,795	(4.4)%	2.1%	(6.5)%	(6.4)%	(0.1)%
Total Revenues	$197,084	$199,698	1.3%	2.3%	(1.0)%	(4.0)%	3.0%
Adjusted EBITDA	53,844	59,082					
Adjusted EBITDA Margin	27.3%	29.6%					
Corporate and Other Business							
Storage Rental	$11,390	$13,630	19.7%	0.0%	19.7%	18.2%	1.5%
Service	4,109	3,698	(10.0)%	0.0%	(10.0)%	6.0%	(16.0)%
Total Revenues	$15,499	$17,328	11.8%	0.0%	11.8%	14.9%	(3.1)%
Adjusted EBITDA	(56,460)	(61,204)					
Total							
Storage Rental	$576,465	$601,091	4.3%	1.1%	3.2%	(0.3)%	3.5%
Service	366,357	364,570	(0.5)%	1.1%	(1.6)%	(1.4)%	(0.2)%
Total Revenues	$942,822	$965,661	2.4%	1.0%	1.4%	(0.6)%	2.0%
Adjusted EBITDA	294,203	323,024					
Adjusted EBITDA Margin	31.2%	33.5%					

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

10

IRON MOUNTAIN

Year-to-Date Operating Performance

By Reporting Segment	Year-to-Date Results YTD 2016	YTD 2017	% Growth Reported	- Impact of FX Rate Changes and Adjustments	= Constant Currency	- Impact of Acquisitions and Dispositions	= Internal Growth
NA Records and Information Management Business							
Storage Rental	$853,183	$912,173	6.9%	0.1%	6.8%	3.7%	3.1%
Service	572,945	618,588	8.0%	0.1%	7.9%	6.8%	1.1%
Total Revenues	$1,426,128	$1,530,761	7.3%	0.1%	7.2%	4.9%	2.3%
Adjusted EBITDA	565,254	655,180					
Adjusted EBITDA Margin	39.6%	42.8%					
NA Data Management Business							
Storage Rental	$207,602	$221,508	6.7%	0.1%	6.6%	3.9%	2.7%
Service	99,488	98,423	(1.1)%	0.0%	(1.1)%	6.2%	(7.3)%
Total Revenues	$307,090	$319,931	4.2%	0.1%	4.1%	4.6%	(0.5)%
Adjusted EBITDA	170,255	169,295					
Adjusted EBITDA Margin	55.4%	52.9%					
Western European Business							
Storage Rental	$203,926	$224,114	9.9%	(5.5)%	15.4%	13.2%	2.2%
Service	130,933	145,906	11.4%	(5.1)%	16.5%	15.5%	1.0%
Total Revenues	$334,859	$370,020	10.5%	(5.3)%	15.8%	14.0%	1.8%
Adjusted EBITDA	102,765	114,134					
Adjusted EBITDA Margin	30.7%	30.8%					
Other International Business							
Storage Rental	$278,907	$364,835	30.8%	2.9%	27.9%	21.5%	6.4%
Service	185,187	216,509	16.9%	2.8%	14.1%	15.2%	(1.1)%
Total Revenues	$464,094	$581,344	25.3%	2.9%	22.4%	18.9%	3.5%
Adjusted EBITDA	117,351	170,595					
Adjusted EBITDA Margin	25.3%	29.3%					
Corporate and Other Business							
Storage Rental	$32,741	$40,979	25.2%	0.0%	25.2%	8.0%	17.2%
Service	12,348	11,308	(8.4)%	0.0%	(8.4)%	4.8%	(13.2)%
Total Revenues	$45,089	$52,287	16.0%	0.0%	16.0%	7.0%	9.0%
Adjusted EBITDA	(164,842)	(175,552)					
Total							
Storage Rental	$1,576,358	$1,763,609	11.9%	0.0%	11.9%	8.1%	3.8%
Service	1,000,902	1,090,734	9.0%	0.1%	8.9%	9.2%	(0.3)%
Total Revenues	$2,577,260	$2,854,343	10.8%	0.0%	10.8%	8.6%	2.2%
Adjusted EBITDA	790,783	933,652					
Adjusted EBITDA Margin	30.7%	32.7%					

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

11

IRON MOUNTAIN

Consolidated Balance Sheets

ASSETS	12/31/2016	9/30/2017
Current Assets:		
Cash and Cash Equivalents	$236,484	$337,886
Accounts Receivable, Net	691,249	784,884
Other Current Assets	184,374	205,454
Total Current Assets	1,112,107	1,328,224
Property, Plant and Equipment:		
Property, Plant and Equipment	5,535,783	6,094,095
Less: Accumulated Depreciation	(2,452,457)	(2,749,620)
Property, Plant and Equipment, Net	3,083,326	3,344,475
Other Assets, Net:		
Goodwill	3,905,021	4,070,656
Other Non-current Assets, Net:	1,386,346	1,516,651
Total Other Assets, Net	5,291,367	5,587,307
Total Assets	**$9,486,800**	**$10,260,006**
LIABILITIES AND EQUITY		
Current Liabilities:		
Current Portion of Long-term Debt	$172,975	$180,390
Other Current Liabilities	873,582	1,051,979
Total Current Liabilities	1,046,557	1,232,369
Long-term Debt, Net of Current Portion	6,078,206	6,700,094
Other Long-term Liabilities (1)	425,366	458,897
Total Long-term Liabilities	6,503,572	7,158,991
Total Liabilities	**$7,550,129**	**$8,391,360**
Equity		
Total Stockholders' Equity	$1,936,547	$1,866,988
Noncontrolling Interests	124	1,658
Total Equity	1,936,671	1,868,646
Total Liabilities and Equity	**$9,486,800**	**$10,260,006**

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

(1) Includes redeemable noncontrolling interests of $55mm and $67mm as of December 31, 2016 and September 30, 2017, respectively.

www.ironmountain.com
Selected metric definitions are available in the Appendix
12

IRON MOUNTAIN

Consolidated Statements of Operations

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Revenues:						
Storage Rental	$576,465	$601,091	4.3%	$1,576,358	$1,763,609	11.9%
Service	366,357	364,570	(0.5)%	1,000,902	1,090,734	9.0%
Total Revenues	**$942,822**	**$965,661**	**2.4%**	**$2,577,260**	**$2,854,343**	**10.8%**
Operating Expenses:						
Cost of Sales (excluding Depreciation and Amortization)[1]	429,808	418,327	(2.7)%	1,151,562	1,259,318	9.4%
Selling, General and Administrative[2]	252,944	242,357	(4.2)%	737,787	719,968	(2.4)%
Depreciation and Amortization	124,670	128,513	3.1%	326,896	381,319	16.6%
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(54)	(292)	n/a	(1,131)	(967)	(14.5)%
Total Operating Expenses	**807,368**	**788,905**	**(2.3)%**	**2,215,114**	**2,359,638**	**6.5%**
Operating Income (Loss)	**135,454**	**176,756**	**30.5%**	**362,146**	**494,705**	**36.6%**
Interest Expense, Net	83,300	88,989	6.8%	225,228	265,010	17.7%
Foreign Currency Transaction (Gain) / Loss	10,685	11,865	11.0%	15,336	27,900	81.9%
Debt Extinguishment Expense	-	48,298	n/a	9,283	48,298	n/a
Other Expense (Income), Net	12,617	(684)	n/a	12,387	(42,449)	n/a
Income (Loss) before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate	**28,852**	**28,288**	**(2.0)%**	**99,912**	**195,946**	**96.1%**
Provision (Benefit) for Income Taxes	23,418	2,268	(90.3)%	46,157	29,497	(36.1)%
(Gain) Loss on Sale of Real Estate, Net of Tax	(325)	638	n/a	(325)	(925)	n/a
Income (Loss) from Continuing Operations	**5,759**	**25,382**	**n/a**	**54,080**	**167,374**	**n/a**
(Loss) Income from Discontinued Operations, Net of Tax	2,041	(1,058)	n/a	3,628	(3,421)	n/a
Net Income (Loss)	7,800	24,324	n/a	57,708	163,953	n/a
Less: Net Income (Loss) Attributable to Noncontrolling Interests	720	(21)	n/a	1,822	2,853	56.6%
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$7,080**	**$24,345**	**n/a**	**$55,886**	**$161,100**	**n/a**
Earnings (Losses) per Share - Basic:						
Income (Loss) from Continuing Operations	$0.02	$0.10	n/a	$0.22	$0.62	n/a
Total Income (Loss) from Discontinued Operations	$0.01	$0.00	n/a	$0.02	($0.01)	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.03**	**$0.09**	**n/a**	**$0.23**	**$0.61**	**n/a**
Earnings (Losses) per Share - Diluted:						
Income (Loss) from Continuing Operations	$0.02	$0.10	n/a	$0.22	$0.62	n/a
Total Income (Loss) from Discontinued Operations	$0.01	$0.00	n/a	$0.02	($0.01)	n/a
Net Income (Loss) Attributable to Iron Mountain Incorporated	**$0.03**	**$0.09**	**n/a**	**$0.23**	**$0.61**	**n/a**
Weighted Average Common Shares Outstanding - Basic	263,269	265,198	0.7%	240,394	264,423	10.0%
Weighted Average Common Shares Outstanding - Diluted	264,502	266,139	0.6%	241,520	265,293	9.8%

(1) Includes $4.5mm and $3.1mm of Recall Costs in Q3 2016 and Q3 2017, respectively. Also, includes $4.8mm and $16.0mm of Recall Costs in YTD 2016 and YTD 2017, respectively.
(2) Includes $29.7mm and $15.0mm of Recall Costs in Q3 2016 and Q3 2017, respectively. Also, includes $98.1mm and $42.6mm of Recall Costs in YTD 2016 and YTD 2017, respectively.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
13

IRON MOUNTAIN

Reconciliation of Income (Loss) from Continuing Operations to Adjusted EBITDA

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Income from Continuing Operations	**$5,759**	**$25,382**	**n/a**	**$54,080**	**$167,374**	**n/a**
Add / (Deduct):						
Interest Expense, Net	83,300	88,989	6.8%	225,228	265,010	17.7%
Provision (Benefit) for Income Taxes	23,418	2,268	(90.3)%	46,157	29,497	(36.1)%
(Gain) Loss on Sale of Real Estate, Net of Tax[(1)]	(325)	638	n/a	(325)	(925)	n/a
Debt Extinguishment Expense	-	48,298	n/a	9,283	48,298	n/a
Foreign Currency Transaction Losses (Gains)[(2)]	10,685	11,865	11.0%	15,336	27,900	81.9%
Other Expense (Income), Net[(3)]	12,617	(684)	n/a	12,387	(42,449)	n/a
Recall Costs	34,133	18,047	(47.1)%	102,872	58,595	(43.0)%
Loss (Gain) on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(54)	(292)	n/a	(1,131)	(967)	(14.5)%
Depreciation and Amortization	124,670	128,513	3.1%	326,896	381,319	16.6%
Adjusted EBITDA	**$294,203**	**$323,024**	**9.8%**	**$790,783**	**$933,652**	**18.1%**

(1) Net of tax provision of $0.6mm in Q3 2017 and YTD 2017.
(2) Includes realized and unrealized FX (gains) losses.
(3) Other Expense (Income), Net for the nine months ended September 30, 2017 includes a gain of approximately $38.9 million recognized in the second quarter of 2017 associated with the sale of our business in Russia and Ukraine.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
14

IRON MOUNTAIN

Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Reported EPS - Fully Diluted from Continuing Operations	$ 0.02	$ 0.10	n/a	$ 0.22	$ 0.62	n/a
Add (Deduct):						
Gain on Sale of Real Estate, Net of Tax	-	-		-	-	
Income (Loss) Attributable to Noncontrolling Interests	-	-		-	0.01	
Debt Extinguishment Expense	-	0.18		0.04	0.18	
Foreign Currency Transaction Losses (Gains)	0.04	0.04		0.06	0.11	
Other Expense (Income), Net	0.05	(0.00)		0.05	(0.16)	
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	-	-		-	-	
Recall Costs	0.13	0.07		0.43	0.22	
Tax Impact of Reconciling Items and Discrete Tax Items[1]	0.03	(0.08)		0.01	(0.12)	
Adjusted EPS - Fully Diluted from Continuing Operations	$ 0.27	$ 0.31	14.8%	$ 0.80	$ 0.85	6.3%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

(1) The difference between our effective tax rate and our structural tax rate (or adjusted effective tax rate) for the three and nine months ended September 30, 2016 and 2017, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 18.6% for the three and nine months ended September 30, 2016 and 21.5% for the three and nine months ended September 30, 2017. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter's estimate of the annual structural tax rate for both the three nine and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the YTD adjustment.

www.ironmountain.com
Selected metric definitions are available in the Appendix
15

IRON MOUNTAIN®

Reconciliation of Net Income to FFO & AFFO

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Net Income	**$7,800**	**$24,324**	**n/a**	**$57,708**	**$163,953**	**n/a**
Add / (Deduct):						
Real Estate Depreciation	61,655	64,533		165,037	193,402	
(Gain) Loss on Sale of Real Estate, Net of Tax	(325)	638		(325)	(925)	
FFO (NAREIT)	**$69,130**	**$89,495**	**29.5%**	**$222,420**	**$356,430**	**60.3%**
Add / (Deduct):						
(Gain) Loss on Disposal/Write-Down of PP&E (excluding Real Estate), Net	(54)	(292)		(1,131)	(967)	
Foreign Currency Transaction (Gains) Losses[1]	10,685	11,865		15,336	27,900	
Debt Extinguishment Expense	-	48,298		9,283	48,298	
(Income) Other Expense, Net	12,617	(684)		12,387	(42,449)	
Tax Impact of Reconciling Items and Discrete Tax Items[2]	7,345	(20,419)		1,672	(32,277)	
(Income) Loss from Discontinued Operations, Net of Tax	(2,041)	1,058		(3,628)	3,421	
Recall Costs	34,133	18,047		102,872	58,595	
FFO (Normalized)	**$131,815**	**$147,368**	**11.8%**	**$359,211**	**$418,951**	**16.6%**
Add / (Deduct):						
Non-Real Estate Depreciation	36,706	36,040		102,243	109,078	
Amortization of Customer Relationship Intangible Assets	26,310	27,940		59,616	78,839	
Amortization of Deferred Financing Costs	3,588	4,029		9,240	11,904	
Revenue Reduction Associated with Amortization of Permanent Withdrawal Fees	2,946	2,721		9,047	8,627	
Non-Cash Rent Expense (Income)	389	(404)		(970)	5,483	
Stock-based Compensation Expense	5,957	7,761		21,870	22,853	
Reconciliation to Normalized Cash Taxes[3]	(1,759)	14,127		10,339	16,694	
Less:						
Non-Real Estate Investment[4]	7,655	7,099		21,454	18,845	
Real Estate and Non-Real Estate Maintenance CapEx[5]	21,950	22,375		49,751	55,458	
AFFO	**$176,347**	**$210,108**	**19.1%**	**$499,391**	**$598,126**	**19.8%**
Per Share Amounts (Fully Diluted Shares)						
FFO (NAREIT)	$0.26	$0.34	30.8%	$0.92	$1.34	45.7%
FFO (Normalized)	$0.50	$0.55	10.0%	$1.49	$1.58	6.0%
Weighted Average Common Shares Outstanding - Basic	263,269	265,198	0.7%	240,394	264,423	10.0%
Weighted Average Common Shares Outstanding - Diluted	264,502	266,139	0.6%	241,520	265,293	9.8%

(1) Includes realized and unrealized FX (gains) losses.
(2) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO.
(3) Our structural tax rate for purposes of calculation of Adjusted EPS and FFO (Normalized) was 21.5% for the three and nine months ended September 30, 2017. For 2016, the structural tax rate was 18.6% for the three and nine months ended September 30, 2016. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter's estimate of the annual structural tax rate for both the three months and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the YTD adjustment.
(4) Non-Real Estate Investment excludes Recall integration CapEx of $4.6mm and $3.4mm in Q3 2016 and Q3 2017, respectively. It also excludes Recall integration CapEx of $6.5mm and $14.9mm in YTD 2016 and YTD 2017, respectively
(5) Maintenance CapEx excludes Recall integration maintenance expense of $0.3mm and $0.8mm in Q3 2016 and Q3 2017, respectively. It also excludes Recall integration maintenance expense of $0.5mm and $2.2mm in YTD 2016 and YTD 2017, respectively.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

16

IRON MOUNTAIN

Reconciliation of Cash Flow from Operations to AFFO

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Cash Flow from from Operating Activities-Continuing Operations	**213,347**	**200,251**	**(6.1)%**	**418,952**	**522,290**	**24.7%**
Adjust for:						
Tax on Gain from Disposition of Real Estate	34	640	n/a	34	640	n/a
Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax	19,639	(1,736)	n/a	23,868	(4,058)	n/a
Reconciliation to Normalized Cash Taxes[1]	(1,759)	14,127	n/a	10,339	16,694	61.5%
Recall Costs	34,133	18,047	(47.1%)	102,872	58,595	(43.0%)
Working Capital Adjustments[2]	(59,551)	9,589	n/a	16,738	84,086	n/a
Non-Real Estate Investment CapEx[3]	(7,655)	(7,099)	(7.3)%	(21,454)	(18,845)	(12.2)%
Real Estate and Non-Real Estate Maintenance CapEx[4]	(21,950)	(22,375)	1.9%	(49,751)	(55,458)	11.5%
Other and FX[5]	109	(1,336)	n/a	(2,207)	(5,818)	n/a
AFFO	**$176,347**	**$210,108**	**19.1%**	**$499,391**	**$598,126**	**19.8%**

(1) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO.
(2) Working capital adjustments in Q3 2017 are driven primarily by changes in accounts receivables, taxes, accounts payable, employee benefit-related accruals, deferred rent and deferred revenue.
(3) Non-Real Estate Investment CapEx excludes $4.6mm and $3.4mm of Recall integration CapEx in Q3 2016 and Q3 2017, respectively. It also excludes $6.5mm and $14.9mm of Recall integration CapEx in YTD 2016 and YTD 2017, respectively.
(4) Real Estate and Non-Real Estate Maintenance CapEx excludes $0.3mm and $0.8mm of Recall integration CapEx in Q3 2016 and Q3 2017, respectively. It also excludes $0.5mm and $2.2mm of Recall integration CapEx in YTD 2016 and YTD 2017, respectively.
(5) Includes Large Volume Accounts ("LVA") amortization, impairment of long-term assets and foreign currency adjustments.

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
17

IRON MOUNTAIN

Quarterly Revenue Growth Bridge ($mm)


2% Reported R$
1% C$
$943
$11
$954
$12
$966
Q3 2016 Revenue - Reported $
FX Impact at Q3 2017 FX Rates
Q3 2016 Revenue at Q3 2017 FX Rates
Revenue Growth Excluding FX Benefit
Q3 2017 Revenue - Reported $

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
18

IRON MOUNTAIN

Quarterly Adjusted EBITDA Bridge ($mm)


10% Reported R$
8% C$
$294
$4
$298
$25
$323
Q3 2016 Adjusted EBITDA - Reported $
FX Impact at Q3 2017 FX Rates
Q3 2016 Adjusted EBITDA at Q3 2017 FX Rates
Growth Excluding FX Benefit
Q3 2017 Adjusted EBITDA - Reported $

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com

Selected metric definitions are available in the Appendix

19

IRON MOUNTAIN

Storage and Service Reconciliation

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Total Storage Revenue	$576,465	$601,091	4.3%	$1,576,358	$1,763,609	11.9%
Add: Permanent Withdraw al Fees	5,630	6,408	13.8%	16,102	17,701	9.9%
Adjusted Storage Revenue	$582,095	$607,499	4.4%	$1,592,460	$1,781,310	11.9%
Total Service Revenue	$366,357	$364,570	(0.5%)	$1,000,902	$1,090,734	9.0%
Less: Permanent Withdraw al Fees	(5,630)	(6,408)	13.8%	(16,102)	(17,701)	9.9%
Adjusted Service Revenue	$360,727	$358,162	(0.7%)	$984,800	$1,073,033	9.0%
Storage Cost of Sales (COS)						
Storage COS Excluding Rent	77,775	77,375	(0.5%)	203,783	222,879	9.4%
Storage Rent	73,329	75,462	2.9%	191,389	220,757	15.3%
Total Storage COS	151,104	152,837	1.1%	395,172	443,636	12.3%
Service Cost of Sales (COS)						
Service COS Excluding Rent	269,685	259,428	(3.8%)	741,707	790,065	6.5%
Service Rent	4,562	3,003	(34.2%)	9,895	9,598	(3.0%)
Total Service COS	274,247	262,431	(4.3%)	751,602	799,663	6.4%
Recall Cost of Sales Expenses	4,457	3,059	(31.4%)	4,788	16,019	n/a
Total COS	$429,808	$418,327	(2.7%)	$1,151,562	$1,259,318	9.4%
SG&A Costs						
Storage Overhead	33,844	29,906	(11.6%)	97,746	96,991	(0.8%)
Service Overhead	23,848	19,950	(16.3%)	68,926	65,878	(4.4%)
Corporate Overhead	105,004	115,654	10.1%	297,699	327,644	10.1%
Recall Costs Included in SG&A	29,676	14,988	(49.5%)	98,084	42,576	(56.6%)
Sales and Marketing	60,572	61,859	2.1%	175,332	186,879	6.6%
Total SG&A	$252,944	$242,357	(4.2%)	$737,787	$719,968	(2.4%)
Adjusted EBITDA						
Total Storage Adjusted EBITDA	397,147	424,756	7.0%	1,099,542	1,240,683	12.8%
Total Service Adjusted EBITDA	62,632	75,781	21.0%	164,272	207,492	26.3%
Less: Corporate Overhead and Sales and Marketing	(165,576)	(177,513)	7.2%	(473,031)	(514,523)	8.8%
Total Adjusted EBITDA	$294,203	$323,024	9.8%	$790,783	$933,652	18.1%

Section I
Section II
Section III
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
20

IRON MOUNTAIN®

Storage Net Operating Income (NOI)

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Revenue from Storage Rental Activities						
Records Management	$456,850	$473,449	3.6%	$1,239,433	$1,386,794	11.9%
Data Protection	85,844	90,537	5.5%	243,739	266,247	9.2%
Other[1]	33,771	37,105	9.9%	93,186	110,568	18.7%
Total Storage Rental	**$576,465**	**$601,091**	**4.3%**	**$1,576,358**	**$1,763,609**	**11.9%**
Terminations/Permanent Withdraw al Fees	5,630	6,408	13.8%	16,102	17,701	9.9%
Total Revenue from Adjusted Storage Rental Activities	**$582,095**	**$607,499**	**4.4%**	**$1,592,460**	**$1,781,310**	**11.9%**
Less: Storage Rental Expenses						
Facility Costs[2]	136,976	141,766	3.5%	361,157	410,779	13.7%
Storage Rental Labor	4,557	2,927	(35.8)%	12,152	9,697	(20.2)%
Other Storage Rental Expenses	9,571	8,144	(14.9)%	21,863	23,160	5.9%
Storage Cost of Sales	**151,104**	**152,837**	**1.1%**	**395,172**	**443,636**	**12.3%**
Allocated Overhead[3]	33,844	29,906	(11.6)%	97,746	96,991	(0.8)%
Total Storage Rental Expenses	**184,948**	**182,743**	**(1.2)%**	**492,918**	**540,627**	**9.7%**
Total Storage Adjusted EBITDA	**$397,147**	**$424,756**	**7.0%**	**$1,099,542**	**$1,240,683**	**12.8%**
Total Storage Adjusted EBITDA Margin	68.2%	69.9%	170 bps	69.0%	69.7%	60 bps
Storage Rent	73,329	75,462	2.9%	191,389	220,757	15.3%
Storage Rental Expenses (excluding Storage Rent)	**$111,619**	**$107,281**	**(3.9)%**	**$301,529**	**$319,870**	**6.1%**
Storage Net Operating Income	**$470,476**	**$500,218**	**6.3%**	**$1,290,931**	**$1,461,440**	**13.2%**
Storage Net Operating Income Margin	80.8%	82.3%	150 bps	81.1%	82.0%	100 bps

(1) Includes Data Center, Fine Art Storage, Consumer Storage, Technology Escrow Services, Digital Storage, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary storage revenues.
(2) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs.
(3) Refer to page 20 and Appendix for overhead allocations and definitions.

Section I | Section II | Section III | Section IV | Section V | Section VI | Section VII | Section VIII | Section IX | Section X

www.ironmountain.com
Selected metric definitions are available in the Appendix
21

IRON MOUNTAIN
Service Business Detail

	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Service Operations Revenue by Product Line						
Records Management	$170,055	$165,355	(2.8)%	$479,371	$496,930	3.7%
Data Protection	44,988	41,054	(8.7)%	128,087	123,111	(3.9)%
Shredding	89,951	92,957	3.3%	233,035	281,116	20.6%
Other[1]	61,363	65,204	6.3%	160,409	189,577	18.2%
Total Service Revenue	**$366,357**	**$364,570**	**(0.5)%**	**$1,000,902**	**$1,090,734**	**9.0%**
Less: Terminations/Permanent Withdraw al Fees	5,630	6,408	13.8%	16,102	17,701	9.9%
Adjusted Service Revenue	**$360,727**	**$358,162**	**(0.7)%**	**$984,800**	**$1,073,033**	**9.0%**
Less: Service Expenses						
Facility Costs[2]	9,559	8,282	(13.4)%	22,492	24,584	9.3%
Service Labor	194,902	188,713	(3.2)%	548,903	578,829	5.5%
Other Service Expenses	69,786	65,436	(6.2)%	180,207	196,250	8.9%
Service Cost of Sales	**274,247**	**262,431**	**(4.3)%**	**751,602**	**799,663**	**6.4%**
Allocated Overhead[3]	23,848	19,950	(16.3)%	68,926	65,878	(4.4)%
Total Service Expenses	**298,095**	**282,381**	**(5.3)%**	**820,528**	**865,541**	**5.5%**
Total Service Adjusted EBITDA	**$62,632**	**$75,781**	**21.0%**	**$164,272**	**$207,492**	**26.3%**
Total Service Adjusted EBITDA Margin	17.4%	21.2%	380 bps	16.7%	19.3%	270 bps
Service Rent	4,562	3,003	(34.2)%	9,895	9,598	(3.0)%
Total Service Adjusted EBITDAR	**$67,194**	**$78,784**	**17.2%**	**$174,167**	**$217,090**	**24.6%**
Total Service Adjusted EBITDAR Margin	18.6%	22.0%	340 bps	17.7%	20.2%	250 bps

(1) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services.
(2) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services.
(3) Refer to page 20 and Appendix for overhead allocations and definitions.

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IRON MOUNTAIN

Gross Book Value of Real Estate Assets

	As of 9/30/2017
Real Estate Assets	
Storage Operations	
Land	$282,944
Buildings & Building Improvements	1,884,027
Leasehold Improvements	526,460
Racking	1,796,553
Construction In Progress	127,524
Total Storage Gross Book Value	**$4,617,508**
Service Operations	
Land	$9,043
Buildings & Building Improvements	67,822
Leasehold Improvements	53,149
Racking	166,669
Construction In Progress	2,169
Total Service Gross Book Value	**$298,852**
Total Real Estate Gross Book Value	**$4,916,360**
Non-Real Estate Assets	
All Other Non-Real Estate Assets Gross Book Value[(1)]	**1,177,735**
Total PP&E Gross Book Value	**$6,094,095**

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(1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software.

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www.ironmountain.com Selected metric definitions are available in the Appendix Lease Obligations(1) (1) Includes capital and operating lease obligations. (2) Reflects month to month leases and predominantly short term occupancies. Weighted Average Remaining Lease Obligations (exercise of all extension options): 11.6 years 54.3% 2019 3.9% 2020 2023 4.5% 2021 5.4% 3.8% 2025 3.5% 2022 2.8% 3.8% 2024 Thereafter 4.3% 4.3% 2026 2027 6.2% 3.4% 2017 2018 Facility Lease Expirations (% of total square feet subject to lease) Assuming Exercise of All Extension Options 24 Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n X Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I (2)

IRON MOUNTAIN

Global Real Estate Portfolio[1]

(000s, except for number of buildings)

Top Ten Markets Owned, United States	Sq. Feet Owned
Northern New Jersey	2,099
Boston	1,428
Chicago	1,282
Dallas	1,075
Los Angeles	1,040
Houston	917
Philadelphia	858
New York	825
Baltimore / Washington	777
San Francisco Bay Area	742

Top Ten Markets Owned, International	Sq. Feet Owned
London, UK	1,102
Paris, France	807
Montreal, Canada	552
Buenos Aires, Argentina	470
Mexico City, Mexico	452
Toronto, Canada	434
Lima District, Peru	302
Edinburgh, UK	289
Singapore, Singapore	274
Calgary, Canada	270

As of 6/30/2017

	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	200	21,734	554	34,570	754	56,304
Europe[2]	58	3,529	268	11,423	326	14,952
Latin America	36	1,914	89	4,602	125	6,516
Asia	8	455	200	7,611	208	8,066
International	102	5,898	557	23,635	659	29,534
Total	302	27,632	1,111	58,205	1,413	85,837

Q3 2017 Additions & Expansions

	Owned Facilities		Leased Facilities[3]		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	2	245	16	633	18	877
Europe[2]	3	150	19	464	22	614
Latin America	-	-	12	535	12	535
Asia	-	-	4	100	4	100
International	3	150	35	1,100	38	1,250
Total	5	394	51	1,732	56	2,127

Q3 2017 Dispositions & Move Outs

	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	-	-	(14)	(545)	(14)	(545)
Europe[2]	-	-	(9)	(161)	(9)	(161)
Latin America	-	-	(3)	(120)	(3)	(120)
Asia	-	-	(10)	(235)	(10)	(235)
International	-	-	(22)	(516)	(22)	(516)
Total	-	-	(36)	(1,060)	(36)	(1,060)

As of 9/30/2017

	Owned Facilities		Leased Facilities		Total	
	Buildings	Sq. Ft.	Buildings	Sq. Ft.	Buildings	Sq. Ft.
North America	202	21,978	556	34,658	758	56,636
Europe[2]	61	3,679	278	11,727	339	15,405
Latin America	36	1,914	98	5,017	134	6,932
Asia	8	455	194	7,476	202	7,931
International	105	6,048	570	24,219	675	30,268
Total	307	28,026	1,126	58,877	1,433	86,904
Total %	21.4%	32.3%	78.6%	67.7%		

(1) Includes real estate held in joint ventures.
(2) Includes South Africa and United Arab Emirates.
(3) Out of the 51 leased building additions and expansions, 41 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships.

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www.ironmountain.com Selected metric definitions are available in the Appendix Revenue from Rental Activities and Storage NOI per Racked Square Foot 26 (1) Includes South Africa and United Arab Emirates. (2) Includes loading docks, unracked space, office space, common areas, as well as space in service-related facilities. (3) Excludes Revenue and NOI associated with Technology Escrow Services, Fulfillment Services, Data Center, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary storage revenue. Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n X Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Square Footage by Region As of September 30, 2017 North America Europe(1) Latin America Asia Total Records Management Racked Space 40,643 10,544 4,781 4,443 60,410 Data Protection Racked Space 713 143 32 18 906 Other(2) 15,280 4,719 2,119 3,470 25,588 Total 56,636 15,405 6,932 7,931 86,904 Annualized Revenue from Rental Activities and Storage NOI per Racked Square Foot(3) Q3 2017 Annualized Revenue NOI North America Records Management $ per Sq Ft $29.71 $24.78 Data Protection $ per Sq Ft $368.73 $333.91 Europe(1) $38.50 $32.83 Latin America $39.55 $35.28 Asia $46.90 $41.37 Total $37.21 $31.81

www.ironmountain.com Selected metric definitions are available in the Appendix Portfolio Utilization Records Management Storage Portfolio (CuFt MM) As of 9/30/2017 6864 132 5767 130 700 600 500 100 0 -2.2% -0.9% -1.6% -17.2% +3.6% Total IRM 677 693 Asia Latin America Europe North America 425 429 800 700 600 500 100 0 Total IRM 798 740 85% 92% Asia 66 58 85% 97% Latin America 78 72 86% 93% Europe 152 142 85% 92% North America 501 468 85% 91% Utilization and Capacity(3) (%) 26 11 26 13 50 80 70 60 90 40 30 20 10 0 +6.2% +13.6% +7.4% Europe North America 66 63 +45.1% -2.2% Total IRM 87 81 Asia Latin America 130 120 110 100 90 80 20 10 0 Total IRM 124 106 71% 82% Asia 3 3 71% 88% Latin America 8 7 75% 85% Europe 24 17 53% 76% North America 88 80 75% 83% Data Protection Storage Portfolio (DPUs MM) As of 9/30/2017 (IRM Standalone) (2) (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on page 10. Dispositions reflects business volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (2) DPUs do not reflect data for Recall, because Recall’s unit of measurement for tapes is not consistent with Iron Mountain’s methodology. We are in the process of converting Recall’s data to be able to report DPUs. (3) We operate our storage business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. (4) Includes South Africa and United Arab Emirates. 27 YoY Growth in Units Stored(1) (4) (4) (4) (4) Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n X Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q3 2017 Total Potential Building Cap. Q3 2017 Total Installed Racking Cap.

IRON MOUNTAIN
Customer Data

Iron Mountain provides storage and information management services to more than 230,000 customers in 53 countries around the world. This high quality, diversified customer base comprising numerous industries and government organizations includes approximately 95% of the Fortune 1000. No single customer accounted for more than 1% of revenues, or 2% of volume, and our top 20 customers have historically represented approximately 6% of consolidated revenues. Customer retention is consistently high with annual losses limited to approximately 2% (on a volume basis), attributable to customer terminations.

North America Q3 2017 Trailing Twelve Months Revenue by Vertical


Energy
Business Services
Life Sciences
Insurance
3%
3%
2%
7%
Financial
14%
44%
Other(1)
9%
Legal
2%
Federal
17%
Healthcare

Customer Quality Metrics	YTD 2017	Full Year 2016	Full Year 2015	Full Year 2014
Volume Retention Rate (RM Global)	94.0%	92.6%	93.3%	93.7%
Bad Debt Expense as a % of Consolidated Revenues	0.2%	0.2%	0.5%	0.5%

Turnover Expenditures (Storage Only)	Q3 2017	YTD 2017
Sales, Marketing & Account Management	38,505	115,467
Customer Acquisition Costs[2]	31,280	59,790

(1) No single vertical within 'Other' comprises greater than 1% of North America Revenue.
(2) Customer acquisition costs include the acquisition of customer relationships and customer inducements.

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www.ironmountain.com Selected metric definitions are available in the Appendix Debt Schedule 29 $254 $1,000 2024 $300 2025 $354 2026 2027 2023 $1,000 $800 2022 $2,191 $1,655 2021 $500 2020 $270 Thereafter 30% 70% Fixed vs. Floating Rate Debt at 9/30/17(4) Debt Maturity Schedule ($MM) Floating Rate Debt Fixed Rate Debt (1) Includes $16mm and $50mm of mortgage notes payable in 2020 and 2026, respectively. (2) Accounts Receivable securitization. (3) Includes AUD Term Loan B of $189mm. (4) Adjusting to include capital lease and other international borrowings yields a ratio of 71% fixed and 29% floating. Floating Rate Debt at 9/30/17 Fixed Rate Debt at 9/30/17 Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X (1) (1) (2) (3)

IRON MOUNTAIN®

Capitalization

	Senior Subordinated and Senior Unsecured Notes (as of 9/30/2017)							
Type of Note	Senior Subordinated	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured	Senior Unsecured
Issuance Date	8/7/12	8/13/13	9/18/14	5/27/16	5/27/16	9/15/16	5/18/17	9/18/17
Denomination	USD	USD	GBP	USD	USD	CAD	EUR	USD
Original Principal Amount (FX Rate on Issue Date)	$1,000,000	$600,000	$654,960	$500,000	$250,000	$189,537	$336,894	$1,000,000
Exchange Rate at 9/30/2017	1.0000	1.0000	1.3398	1.0000	1.0000	0.8018	1.1815	1.0000
Principal Amount at 9/30/2017	$1,000,000	$600,000	$535,902	$500,000	$250,000	$200,449	$354,435	$1,000,000
Yield (on Issue Date)	5.750%	6.000%	6.125%	4.375%	5.375%	5.375%	3.000%	4.875%
Maturity Date	8/15/24	8/15/23	9/15/22	6/1/21	6/1/26	9/15/23	1/15/25	9/15/27
Current Call Price	N/A	102.875	104.594	N/A	N/A	N/A	N/A	N/A
Next Call Date	8/15/18	8/15/18	9/15/18	6/1/18	6/1/21	9/15/19	6/15/20	9/15/22
Next Call Price	101.917	103.000	103.063	102.188	102.688	104.031	101.500	102.438

Senior Credit Facility Debt Covenant Analysis (as of 9/30/2017)

Metric	Limit	Current
Fixed Charge Ratio	≥ 1.5x	2.2x
Net Total Lease Adjusted Leverage Ratio	≤ 6.5x	5.5x
Net Secured Lease Adjusted Leverage Ratio	≤ 4.0x	2.3x

Senior Credit Facility (as of 9/30/2017)

Capacity	$1,996,875
Outstanding	$1,412,413
Letters of Credit	$53,646
Remaining Capacity	$530,816
Interest Rate Spread (Prime)	1.00%
Interest Rate Spread (LIBOR)	2.00%
Weighted Average Interest Rate	3.19%
Maturity Date	8/21/22

Total Market Capitalization as of 9/30/2017

# of Shares Outstanding	266,882
Share Price as of 9/30/2017	$38.89
Total Equity Value	$10,379,052
Total Debt, Net of Cash[1]	$6,617,779
Total Market Capitalization	$16,996,831
Net Debt to Total Market Capitalization	39%
Adj. EBITDA to Interest Expense	3.6x
Total Market Capitalization to Adjusted EBITDA	13.4x

Credit Ratings

	S&P	Moody's
Corporate	BB-	Ba3
Senior Credit Facility	BB	Ba3
Senior Unsecured	BB-	Ba3
Senior Subordinated	B	B2

Total Debt Weighted Average Rates (as of 9/30/2017)

Interest	5.0%
Maturity	6.1

(1) Total debt net of cash is calculated as current portion of long-term debt of $180mm plus long-term debt net of current portion of $6,700mm plus $75mm of deferred financing costs less cash and cash equivalents of $338mm.

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IRON MOUNTAIN®

Capital Expenditures and Investments

Capital Expenditures[1] and Investments	Q3 2016	Q3 2017	% Change	YTD 2016	YTD 2017	% Change
Real Estate:						
Investment[2][3]	$48,109	$60,635	26.0%	$157,272	$175,808	11.8%
Maintenance	15,512	16,277	4.9%	35,611	38,430	7.9%
	$63,621	$76,911	20.9%	$192,883	$214,238	11.1%
Non-Real Estate:						
Investment	$12,208	$10,421	(14.6)%	$27,939	$33,714	20.7%
Maintenance	6,755	6,861	1.6%	14,592	19,192	31.5%
	$18,963	$17,282	(8.9)%	$42,531	$52,906	24.4%
Innovation and Growth Investment:	$3,908	$7,084	81.3%	$5,816	$15,425	n/a
Total Real Estate and Non-Real Estate Capital Expenditures and Innovation and Growth Investments	**$86,492**	**$101,277**	**17.1%**	**$241,230**	**$282,569**	**17.1%**
Net Change in Prepaid and Accrued Capital Expenditures and Capital Leases	(4,128)	(22,738)	n/a	4,799	(38,823)	n/a
Total Cash Paid for Real Estate and Non-Real Estate Capital Expenditures and Innovation and Growth Investments	**82,364**	**78,539**	**(4.6%)**	**246,029**	**243,746**	**(0.9)%**
Business and Customer Acquisitions						
Business Acquisitions	-	$120,086	n/a	$30,251	$179,851	n/a
Change in Business Acquisition Accruals and Cash Acquired	(182)	35,819	n/a	(8,940)	14,277	n/a
Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Recall	**(182)**	**155,905**	**n/a**	**$21,311**	**194,128**	**n/a**
Business Acquisitions Non-Cash Consideration[4]	-	83,014	n/a	-	83,014	n/a
Recall Acquisition Non-Cash Consideration	-	-	n/a	$1,834,983	-	n/a
Recall Acquisition Cash	-	-	n/a	255,060	-	n/a
Total Recall Acquisition	-	-	**n/a**	**$2,090,043**	-	**n/a**
Total Cash Paid for Acquisitions, Net of Cash Acquired	**(182)**	**155,905**	**n/a**	**276,371**	**194,128**	**(29.8)%**
Acquisition of Customer Relationships	$18,227	$16,219	(11.0)%	$25,212	$46,398	84.0%
Customer Inducements	9,677	9,571	(1.1)%	16,099	17,044	5.9%
Total Acquisition of Customer Relationships and Customer Inducements	**$27,904**	**$25,790**	**(7.6)%**	**$41,311**	**$63,442**	**53.6%**
Change in Customer Acquisition Accruals	(3,795)	2,587	n/a	(456)	(6,555)	n/a
Total Cash Paid for Acquisition of Customer Relationships and Customer Inducements	**24,109**	**28,377**	**17.7%**	**40,855**	**56,887**	**39.2%**
Total Capital Expenditures, Investments and Acquisitions[5]	**$104,719**	**$320,596**	**n/a**	**$2,386,736**	**$591,831**	**(75.2)%**

(1) Includes Recall Integration CapEx of $4.9mm and $6.3mm in Q3 2016 and Q3 2017, respectively. Also, includes Recall CapEx of $6.9mm and $23.9mm in YTD 2016 and YTD 2017, respectively.
(2) Includes $14.8mm and $24.5mm (includes $0.0mm and $20.7mm of capital lease associated with Northern Virginia) for data centers in Q3 2016 and Q3 2017, respectively. Also, includes $61.3mm and $67.0mm (includes $0 .0mm and $53.0mm of capital lease associated with Northern Virginia) for data centers in YTD 2016 and YTD 2017, respectively.
(3) Includes Land, Buildings, Improvements, and Racking Structures.
(4) Includes FORTRUST non-cash consideration of $83.0mm in Q3 2017 and YTD 2017.
(5) Excludes accrual adjustments and customer inducements.

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Real Estate Investments[1]

Real Estate Investment Activity

Region	Total Expected Investment	Investment in Q3 2017	Cumulative Investment to Date	Estimated CuFt / DPUs	Historical Average NOI/CuFt or DPU[4]	Average Stabilization Period
Racking Installations[2]						
North America	$19,096	$3,872	$14,539	5,151	$2.47	
Europe[3]	38,959	3,443	30,043	8,950	$2.30	
Latin America	10,354	954	8,363	2,580	$2.22	
Asia	22,447	4,049	13,405	6,871	$2.94	
Worldwide	**$90,856**	**$12,317**	**$66,350**	**23,553**	**$2.45**	**8 - 12 months**

Region	Total Expected Investment	Investment in Q3 2017	Cumulative Investment to Date	Total Potential CuFt / DPUs	Total Sq Ft	Historical Average NOI/CuFt or DPU[4]	Average Stabilization Period
Building Development Projects							
North America[5]	$15,481	$3,475	$11,174	-	574	$2.47	
Europe[3]	2,954	-	2,738	368	22	$2.30	
Latin America	22,846	-	11,976	5,196	222	$2.22	
Asia	-	-	-	-	-	$2.94	
Worldwide	**$41,280**	**$3,475**	**$25,887**	**5,564**	**818**	**$2.45**	**24 - 36 months**

Data Center Investment Activity

Metropolitan Area	SF Under Construction	MW Under Construction	Total Expected Investment	Expected NOI $ / MW	Expected Completion	Stabilization
Boyers, PA	34.8	2.3	$22,500.0	~2.1	Q4 2018	Q1 2021
Denver	8.6	1.6	$9,126.8	~2.0	Q1 2018	Q4 2019
Northern Virginia	89.2	7.5	$62,236.8	~2.2	Q3 2018	Q2 2020
Total	**132.6**	**11.4**	**$93,863.6**	**~2.1**		

Investment Reconciliation	Q3 Investments
Racking Installations	$12,317
Consolidation Related to Racking Installations	5,817
Building Development Projects	3,475
Total C$ Real Estate Investments	21,635
Data Centers	24,487
Other Real Estate Investment	9,147
Total FX Impact	5,366
Real Estate Investment	**$60,635**

(1) Based on 2017 C$ Budgeted FX Rates.
(2) Racking Installations exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $24.6mm, $5.8mm and $15.3mm, respectively.
(3) Includes South Africa and United Arab Emirates.
(4) In USD R$ calculated using a twelve month trailing historical average.
(5) North America excludes racking investments for development projects that were initiated after 1/1/2017, racking investments associated with these projects are included in the table above.

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IRON MOUNTAIN

Acquisitions and Disposals(1)

Region	Purchase Price	Total Sq Ft	Expected IRRs
2017 Building Acquisitions			
North America	$33,710	384	9%
Europe(2)	-	-	-
Latin America	-	-	-
Asia	-	-	-
Worldwide	**$33,710**	**384**	**9%**

2017 Business and Customer Acquisition and Disposition Activity

	Business Investments
Purchase Price	$226,249
Non-Cash Consideration	$83,014
Capital Consideration	$36,054
Stabilized Total Expected Investment	**$262,303**
Estimated Annual Revenues	$102,000
Expected IRR Range	11% - 14%

(1) Based on 2017 C$ Budgeted FX Rates.
(2) Includes South Africa and United Arab Emirates.

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IRON MOUNTAIN®

Components of Value

Components	Q3 2017 Annualized NOI
North America	
Records Management	$1,007,263
Data Protection	238,142
Other[1]	55,072
Europe[2]	347,370
Latin America	168,037
Asia	179,976
Total Portfolio Storage NOI	1,995,859
FORTRUST Storage NOI	15,025
Total Storge NOI	$2,010,884

	Q3 2017 Service Adjusted EBITDAR
Service Adjusted EBITDAR[3]	$291,681

	Balance at 9/30/2017
Cash, Cash Equivalents & Other Tangible Assets[4]	$1,328,224
Quarterly Building & Racking Investment, not reflected in NOI	$15,793
Quarterly Data Center Investment, not reflected in NOI	$24,487
Bonded Investment	$73,450
Customer Acquisition Consideration	$16,219
Less:	
Debt, Gross Book Value[5]	$6,880,484
Non-Controlling Interests	$1,658
Annualized Rental Expense	$313,860
Estimated Tax Liability	$24,328

(1) Excludes one month of FORTRUST.
(2) Includes South Africa and United Arab Emirates.
(3) Trailing four quarter prior to rental expense.
(4) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets and Prepaid Expenses.
(5) Calculated as current portion of Long-Term Debt of $180mm plus Long-Term Debt net of current portion of $6,700mm.

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IRON MOUNTAIN
Appendix

Non-GAAP Measures and Definitions

Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America ("GAAP"), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP).

Adjusted Earnings Per Share, or Adjusted EPS

Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) gain on sale of real estate, net of tax; (3) intangible impairments; (4) other expense (income), net; (5) Recall Costs (as defined below); and (6) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods.

Adjusted Funds From Operations, or AFFO

AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship intangible assets, deferred financing costs and permanent withdrawal fees, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital expenditures and non-real estate investments, excluding Recall integration capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Recall Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related.

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Non-GAAP Measures and Definitions (continued)

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other expense (income), net; (iv) gain on sale of real estate, net of tax; and (v) Recall Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business.

Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP).

Funds From Operations, or FFO (NAREIT), and FFO (Normalized)

Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts ("NAREIT") and us as net income (loss) excluding depreciation on real estate assets and gain on sale of real estate, net of tax ("FFO (NAREIT)"). FFO (NAREIT) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (NAREIT) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (NAREIT) is net income (loss). Although NAREIT has published a definition of FFO, modifications to FFO (NAREIT) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (NAREIT) that we believe are not indicative of our core operating results, specifically: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) intangible impairments; (3) other expense (income), net; (4) Recall Costs; (5) the tax impact of reconciling items and discrete tax items; (6) (income) loss from discontinued operations, net of tax; and (7) loss (gain) on sale of discontinued operations, net of tax.

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures and Definitions (continued) FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. 37 Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Other Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Building Development Projects – The construction of new facilities, or three-wall additions. Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management Business segment provides records and information management services, including the storage of physical records, including media such as microfilm and microfiche, master audio and videotapes, film, x-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); Destruction; and Information Governance and Digital Solutions throughout the United States and Canada; as well as fulfillment services and technology escrow services in the United States. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; digital content repository systems to house, distribute, and archive key media assets; and storage, safeguarding and electronic or physical delivery of physical media of all types, primarily for entertainment and media industry clients throughout the United States and Canada. Western European Business – Our Western European Business segment provides records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom (consisting of our operations in England, Northern Ireland and Scotland), as well as Information Governance and Digital Solutions in Sweden (the remainder of our business in Sweden is included in the Other International Business segment described on the following page). 38 Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X

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Other Definitions (continued)

Other International Business – Our Other International Business segment provides records and information management services throughout the remaining European countries in which we operate, Latin America, Asia and Africa. Our European operations included in this segment provide records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Cyprus, the Czech Republic, Denmark, Finland, Greece, Hungary, Norway, Poland, Romania, Serbia, Slovakia, and Turkey, as well as Russia and Ukraine until May 30, 2017; Records Management and Information Governance and Digital Solutions in Estonia, Latvia and Lithuania; and Records Management in Sweden. Our Latin America operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Argentina, Brazil, Chile, Colombia, Mexico and Peru. Our Asia operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Australia and New Zealand, with Records Management and Data Protection & Recovery also provided in certain markets in China (including Macau and Taiwan), Hong Kong-SAR, India, Indonesia, Malaysia, the Philippines, South Korea, Singapore and Thailand. Our African operations provide Records Management, Data Protection & Recovery and Information Governance and Digital Solutions in South Africa. Our Middle East operations provide Records Management and Data Protection & Recovery in the United Arab Emirates.

Corporate and Other – Our Corporate and Other Business segment primarily consists of our data center and fine art storage businesses in the United States, the primary product offerings of our Adjacent Businesses operating segment, as well as costs related to executive and staff functions, including finance, human resources and information technology, which benefit the enterprise as a whole. These costs are primarily related to the general management of these functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan.

Capacity Measures

Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility.

Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity.

Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs.

Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity.

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 40 Definitions (continued) Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Real Estate: Investment – Real estate assets that support core business growth primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term operational obligation or create operational efficiencies (“Real Estate Investment”). Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real estate assets such as buildings, building improvements, leasehold improvements and racking structures (“Real Estate Maintenance”). Non-Real Estate: Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer- inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of core products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as increased feature functionality, security upgrades or system enhancements (“Non-Real Estate Investment”). Prior to Q1 2017, Innovation and Growth Investment was included in Non-Real Estate Investment. Maintenance – Non-real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally- developed software assets. This category also includes operational support initiatives such as sales and marketing and information technology projects to support infrastructure requirements (“Non-Real Estate Maintenance”). Innovation and Growth Investment: Discretionary capital expenditures in significant new products and services in new, existing or adjacent business opportunities. Prior to Q1 2017, Innovation and Growth Investment was included in Non-Real Estate Investment. Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 41 Other Definitions (continued) Capital Expenditures and Investments (continued) Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2016 results at the 2017 constant dollar budget rates. Cumulative Investment to Date – Total spend to date since project approval. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X

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Other Definitions (continued)

Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period.

DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services.

Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another.

Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Africa, Latin America, Asia) and product (Records Management or Data Protection).

Internal Revenue Growth – Our internal revenue growth rate, which is a non-GAAP measure, represents the weighted average year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. The revenues generated by Recall have been integrated with our existing revenues and it is impracticable for us to determine actual Recall revenue contribution for the applicable periods. Therefore, our internal revenue growth rates exclude the impact of revenues associated with the Recall Transaction based upon forecasted or budgeted Recall revenues beginning in the third quarter of 2016 through the one-year anniversary of the Recall Transaction. Our internal revenue growth rate includes the impact of acquisitions of customer relationships.

Investment in Current Period – Spend within the quarter being reported.

Lease Adjusted Leverage Ratio – The calculation for this ratio is EBITDA plus rent expense divided by net debt including the capitalized value of lease obligations plus six times rent expense.

Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by dividing the trailing four quarters' total activity by the ending balance of the same prior-year period.

Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent.

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Other Definitions (continued)

Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship.

Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed subsequent to January 1, 2014 is included in Building Development Projects.

Recall Costs – Represents operating expenditures associated with the Recall Transaction, including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the Divestments required in connection with receipt of regulatory approvals (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions ("Recall Costs").

REIT Countries – Countries where we operate that have been converted into a qualified REIT subsidiary and taxable REIT subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States.

Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows:

Services Adj. EBITDA
\+ Allocated Overhead Expenses
\+ Termination and Permanent Withdrawal Fees
= **Service Profit ($)**
/ Total Service Revenues (including Termination and Permanent Withdrawal Fees)
= **Service Margin (%)**

Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows:

Storage Net Operating Income
\+ Allocated Overhead Expenses
\- Storage Rent
\- Termination and Permanent Withdrawal Fees
= **Storage Profit ($)**
/ Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees)
= **Storage Margin (%)**

Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses.

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www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 44 Other Definitions (continued) Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Expected Investment – Is defined as follows: Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including the expected costs of approved racking installations, reported on a constant dollar basis. Transformation Initiative – During the third quarter of 2015, we implemented a plan that calls for certain organizational realignments to reduce our overhead costs, particularly in our developed markets, in order to optimize our selling, general and administrative cost structure and to support investments to advance our growth strategy, which is expected to be completed by the end of 2017. Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Se ct io n V III Se ct io n IX Se ct io n V II Se ct io n V I Se ct io n V Se ct io n IV Se ct io n III Se ct io n II Se ct io n I Se ct io n X